Exhibit 99.1

TCF Financial Corporation

Second Quarter 2008 Investor Presentation

The Convenience Franchise

1.)                                 Corporate Profile

At June 30, 2008

•          $16.5 billion financial holding company headquartered in Minnesota

•           36th largest U.S. based bank by asset size

•          454 bank branches, 121 branches opened since January 1, 2003

•           25th largest branch network

•           11 campus alliances; 6th largest in campus card banking relationships

•          1,639 ATMs free to TCF customers; 1,138 off-site

•          12th largest issuer of Visa® Classic debit cards

•          18th largest bank-owned equipment finance/leasing company in the U.S.

•          Total risk-based capital of 10.86%

2.)                                 Corporate Profile

•          Bank branches located in seven states

	At 6/30/08	At 1/1/03
Traditional	196	144
Supermarket	243	244
Campus	15	7
Total	454	395

	At 6/30/08	At 1/1/03
Minnesota	109	94
Illinois	205	187
Michigan	56	58
Colorado	46	16
Wisconsin	27	35
Arizona	6	—
Indiana	5	5
Total	454	395

3.)                                 What Makes TCF Different

•                            Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•           Open seven days a week, 364 days/year

•           Traditional, supermarket and campus branches

•           1,639 free ATMs

•           Free debit cards

•           No purchase-fee gift cards

•           Free coin counting

•           TCF Totally Free Online banking

•                            De Novo Expansion

TCF is increasing its market share through de novo expansion:

•           Opening new branches

•             Arizona

•           Starting new businesses

•           Offering new products and services

4.)                                 What Makes TCF Different

•                            Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                            Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                 What Makes TCF Different

•          No teaser rate subprime lending programs

•          No 2/28 ARM loans

•          No Option ARM loans

•          No asset-backed commercial paper

•          No asset-backed securities secured by credit cards or car loans

•          TCF does not participate in Structured Investment Vehicles

6.)                                 Risk-Based Capital

$104 million excess over well capitalized requirement

($ millions)

	12/04	12/05	12/06	12/07	6/08

Actual	$959	$1,050	$1,173	$1,246	$1,308
Target (10.6%):	$934	$1,042	$1,120	$1,235	$1,276
Well Capitalized Requirement	$881	$983	$1,057	$1,165	$1,204
Tier 1:	9.12%	8.79%	8.65%	8.28%	8.08%
Total:	10.88%	10.68%	11.10%	10.70%	10.86%
Excess RBC:	$77	$67	$116	$81	$104

7.)                                 Share Repurchase Program

•          No shares have been repurchased in 2008

•          At 6/30/08, 5.4 million shares remain available to purchase under board authorizations

8.)                                 Dividend History

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Dividends Paid	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97	$.50	[1]

Dividend Payout Ratio:	35%	36%	35%	37%	37%	43%	40%	43%	48%	46%	88%

10-year compounded annual growth rate of 13.9% is the 9th highest among the 50 largest banks in the country

1       Year-to-date

9.)                                 Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2004	$255.0	$104.0	$116.1	$220.1	86%
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007	266.8	124.5	105.3	229.8	86
2008 [1]	71.1	63.2	—	63.2	89
Total	$1,102.9	$527.6	$415.9	$943.5	86%
% of Net Income		48%	38%	86%

1       Year-to-date

10.)                          Power Assets

11.)                          Home Equity Lending +12%*

64% are 1st mortgages

($ millions)

	12/04	12/05	12/06	12/07	6/08

1st Mortgages	$2,894	$3,376	$3,782	$4,179	$4,404
Junior Liens	1,488	1,773	2,101	2,344	2,447
Total	$4,382	$5,149	$5,883	$6,523	$6,851

*    Twelve-month growth rate

12.)                          Home Equity Loans

At June 30, 2008

•          64% are 1st mortgages, average loan amount of $116,400

•          36% are junior lien positions, average loan amount of $35,583

•          77% amortizing loans, 23% lines of credit

•          74% fixed rate and 26% variable rate (prime based)

•          68% of variable rate loans are at their interest rate floor 1

•          Average home value of $254,154 2

•          Yield 6.82%

•          Over-30-day delinquency rate .97% 3

•          Net charge-offs: 2008 = .69% 4, 2007 = .33%, 2006 = .13%

•          Average FICO score at origination of 723

1      At July 1, 2008

2      Based on most recent values known to TCF

3      Excludes non-accrual loans

4      Annualized

13.)                          Commercial Lending +12%*

($ millions)

	12/04	12/05	12/06	12/07	6/08

Commercial Business	$436.7	$435.2	$552.0	$558.3	$556.2
Commercial Real Estate	2,154.4	2,297.5	2,390.7	2,557.3	2,727.6
Total	$2,591	$2,733	$2,943	$3,116	$3,284

*    Twelve-month growth rate

14.)                          Commercial Loans

At June 30, 2008

•          Commercial real estate

•           28% retail services

•           21% apartment loans

•           15% office buildings

•          Commercial business – $556 million

•          Yield 6.03%

•          Over-30-day delinquency rate .62% 1

•          Net charge-offs: 2008 = .58% 2, 2007 = .12%

•          Approximately 98% of all commercial loans secured

•          CRE location mix: 93% TCF Markets, 7% Other

1       Excludes non-accrual loans

2       Annualized

15.)                          Leasing and Equipment Finance 1 +17%*

($ millions)

	12/04	12/05	12/06	12/07	6/08

Leasing and Equipment Finance	$1,389	$1,560	$1,899	$2,175	$2,327

1       Includes operating leases

*    Twelve-month growth rate

16.)                          Leasing and Equipment Finance

At June 30, 2008

•          18th largest bank-owned equipment finance/leasing company in the U.S.

•          34th largest equipment finance/leasing company in the U.S.

•          Diverse equipment types

•           20% specialty vehicles

•           18% construction

•           17% manufacturing

•           14% medical

•           11% technology and data processing

•          Yield 7.51%

•          Uninstalled backlog of $317.7 million; up $25.2 million from year-end 2007

•          Over-30-day delinquency rate .98% 1

•          Net charge-offs: 2008 = .47% 2, 2007 = .20%,

1       Excludes non-accrual loans and leases

2       Annualized

17.)                          Allowance for Loan & Lease Losses

($ millions)

	12/04		12/05		12/06		12/07		6/08

Allowance for Loan & Lease Losses	$75.4		$55.8		$58.5		$80.9		$133.6
Net Charge-offs (NCO)	$17.5		$28.2		$18.0		$34.6		$40.2

As a % of Loans & Leases:
Allowance	.80%		.55%		.52%		.66%		1.03%
NCO	.20%		.29%		.17%		.30%		.64%[1]
Coverage Ratio	4.3	X	2.0	X	3.3	X	2.3	X	1.7	X1

1       Annualized

18.)                          Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/04	12/05	12/06	12/07	6/08

Delinquencies	.37%	.43%	.63%	.67%	.94%

Delinquencies	$34.4	$43.6	$71.7	$82.6	$120.8

Over 90-Day Delinquencies: [1]	.05%	.06%	.11%	.12%	.22%

1       Excludes non-accrual loans and leases

19.)                          Non-Performing Assets

($ millions)

	12/04	12/05	12/06	12/07	6/08

Non-Accrual Loans & Leases	$46.9	$29.7	$43.2	$59.8	$105.3
Real Estate Owned	17.2	17.7	22.4	45.8	55.1
Total	$64.1	$47.4	$65.6	$105.6	$160.4

Reserves/NAs:	161%	188%	136%	135%	127%
NPAs/Assets:	.52%	.35%	.45%	.66%	.97%

20.)         Net Charge-Offs by Business Line

			YTD[1]
	2006	2007	2008
Consumer home equity:
First mortgage lien	.09%	.24%	.50%
Junior lien	.22	.50	1.02
Total consumer home equity	.13	.33	.69
Commercial real estate	.01	.10	.47
Commercial business	.09	.22	1.08
Leasing and equipment finance	.29	.20	.47
Residential real estate	.04	.04	.11
Total	.17	.30	.64

[1] Annualized

21.)         Total Deposits

Average Balances

($ millions)

	12/04	12/05	12/06	12/07	6/08

Certificates of Deposit	$1,494	$1,740	$2,291	$2,461	$2,486
Money Market	764	641	621	605	599
Savings	1,936	2,076	2,306	2,475	2,818
Checking	3,582	4,023	4,190	4,107	4,083
Total	$7,776	$8,480	$9,408	$9,648	$9,986

Average Rate:	.55%	1.15%	2.08%	2.39%	1.73%

22.)         Premier Checking & Savings Deposits + 15%*

Average Balances

($ millions)

	12/04	12/05	12/06	12/07	6/08

Premier Savings	$85	$427	$899	$1,184	$1,519
Premier Checking	199	642	1,001	1,055	989
Total	$284	$1,069	$1,900	$2,239	$2,508

Average Rate:	1.61%	2.73%	3.62%	3.60%	1.70%
1-month LIBOR spread:	(.11)	(.65)	(1.48)	(1.65)	(.89)

* Twelve-month growth rate

23.)         Banking Fees and Other Revenue 1

($ millions)

	2004	2005	2006	2007	2008

First Quarter	$87.7	$88.2	$94.4	$96.2	$99.5
Second Quarter	104.5	100.1	106.7	108.7	106.0
Third Quarter	103.0	104.7	108.2	109.5	—
Fourth Quarter	98.8	100.9	101.3	108.4	—
Total	$394	$394	$411	$423	$206

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

24.)         Card Revenue +7%*

($ millions)

	2004	2005	2006	2007	2008

First Quarter	$13.5	$17.6	$21.3	$23.3	$24.8
Second Quarter	16.0	19.8	22.9	24.9	26.8
Third Quarter	16.3	21.0	24.4	25.6	—
Fourth Quarter	17.7	21.4	23.5	25.1	—
Total	$63.5	$79.8	$92.1	$98.9	$51.6

Sales Vol.:	$4,735	$5,673	$6,465	$6,949	$3,661	[1]
Average Interchange Rate:	1.30%	1.34%	1.36%	1.35%	1.33%[1]

*     Year-to-date growth rate ('08 vs. '07)

1     Year-to-date

25.)         Card Revenue

•         12th largest issuer of Visa® Classic debit cards

•         13th largest issuer of Visa® Commercial debit cards

•         $3.7 billion in sales volume, up 6.4% 1

•         20.2 transactions per month on active cards, up 10.7% 1

1    Year-to-date

26.)         New Branch Expansion

27.)         Total New Branches

Branches opened since January 1, 2003

	12/03	12/04	12/05	12/06	12/07	6/08

Supermarket Branches	5	16	23	28	34	36
Traditional and Campus Branches	14	33	54	68	81	85
Total	19	49	77	96	115	121

Percent of Total Branches:	5%	11%	17%	21%	25%	27%

28.)         New Branch Total Deposits +21%*

Branches opened since January 1, 2003

($ millions)

	12/03	12/04	12/05	12/06	12/07	6/08

Deposits	$25	$141	$517	$751	$925	$1,029

*    Twelve-month growth rate

29.)         New Branch Banking Fees & Other Revenue1 +27%*

Branches opened since January 1, 2003

($ millions)

	2003	2004	2005	2006	2007	2008

First Quarter	$—	$.9	$4.3	$7.7	$10.7	$14.6
Second Quarter	.1	2.6	5.8	9.6	13.6	16.2
Third Quarter	.2	3.3	6.6	10.2	14.3	—
Fourth Quarter	.3	4.1	7.2	10.0	15.0	—
Total	$.6	$10.9	$23.9	$37.5	$53.6	$30.8

1    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*    Year-to-date growth rate (‘08 vs. ‘07)

30.)         Financial Highlights

31.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2008	2007	Change
Net Interest Income	$294.4	$272.9	7.9%
Fees & Other Revenue:
Banking	205.5	204.9	.3
Other	28.7	34.1	(15.8)
Total Fees and Other Revenue	234.2	239.0	(2.0)
Subtotal	528.6	511.9	3.3
Visa Share Redemption	8.3	—	N.M.
Gains on Sales of Securities Available for Sale	7.4	—	N.M.
Gains on Sales of Branches and Real Estate	—	33.9	N.M.
Total Revenue	544.3	545.8	(.3)
Provision for Credit Losses	92.9	18.0	N.M.
Non-Interest Expense	337.0	326.7	3.1
Net Income	$71.1	$144.9	(50.9)

Diluted EPS	$.57	$1.14
ROA	.88%	1.95%
ROE	12.85%	28.08%

N.M. Not Meaningful

32.)         Significant Financial Items

Impact on Diluted EPS

($ )

	Year-to-Date
	2008	2007
Asset sales:
Land and buildings	$—	$.01
Michigan branches	—	.16
Securities available for sale	.04	—
Visa share redemption	.04	—
Visa indemnification recovery	.02	—
Income tax adjustments	(.04)	.09
Total impact on diluted EPS	$.06	$.26
Provision for credit losses	$(.49)	$(.10)

33.)         Return to Stockholders1 +12%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
6/87	$85.05	$110.34	$128.15
6/88	$76.64	$107.02	$119.30
6/89	$105.59	$130.55	$143.82
6/90	$76.26	$119.91	$167.53
6/91	$117.56	$138.76	$179.92
6/92	$225.27	$203.06	$204.05
6/93	$295.36	$244.55	$231.86
6/94	$304.72	$254.81	$235.12
6/95	$438.69	$288.03	$296.42
6/96	$627.69	$387.24	$373.49
6/97	$950.69	$604.53	$503.09
6/98	$1,156.51	$852.23	$654.83
6/99	$1,122.13	$886.04	$803.84
6/00	$1,066.08	$781.22	$862.11
6/01	$1,970.79	$1,010.73	$734.26
6/02	$2,136.98	$990.75	$602.18
6/03	$1,784.08	$1,062.82	$603.69
6/04	$2,672.97	$1,231.18	$719.06
6/05	$2,450.77	$1,318.41	$764.53
6/06	$2,590.40	$1,444.61	$830.51
6/07	$2,822.02	$1,544.43	$1,001.49
6/08	$1,279.52	$743.71	$870.10

1    Assumes $100 invested June 18, 1986 with dividends reinvested

*    Annualized return since June 18, 1986

34.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s  future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited, to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.)  may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes; adverse findings in tax audits or regulatory examinations and resulting enforcement actions; changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; and results of litigation, including possible increases in indemnification obligations for certain litigation against Visa USA (“covered litigation”) and potential reductions in card revenues resulting from other litigation against Visa; heightened regulatory practices, requirements or expectations; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

35.)         Appendix

36.)         Diluted EPS
($)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008[1]

Diluted EPS	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$2.12	$.57

1    Year-to-date

37.)         Power Asset Geographic Profile

($ millions)

		Commercial
	Consumer	Real Estate	Leasing and
	Home Equity	& Commercial	Equipment
At June 30, 2008:	& Other	Business	Finance	Total
Minnesota	$2,589	$850	$71	$3,510
Illinois	2,150	722	79	2,951
Michigan	1,153	929	95	2,177
Wisconsin	513	451	44	1,008
Colorado	419	72	36	527
California	7	20	285	312
Florida	6	58	132	196
Texas	1	3	155	159
Arizona	28	23	87	138
Indiana	24	34	38	96
Other	30	122	1,241	1,393
Total	$6,920	$3,284	$2,263	$12,467

38.)         Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change
			Inc./(Dec.)
	6/30/08	6/30/07	$		%
Consumer Home Equity:
Fixed-rate	$5,085	$4,614	$471		10%
Yield	6.82%	6.97%	(15	) bps

Variable-rate	$1,703	$1,421	$282		20%
Yield	6.26%	8.80%	(254	) bps

Commercial:
Fixed- and adjustable-rate	$2,221	$1,916	$305		16%
Yield	6.21%	6.43%	(22	) bps

Variable-rate	$965	$990	$(25)		(3)%
Yield	4.97%	7.70%	(273	) bps

39.)         Customer Payment Activity

Transaction Volume

(# millions)

			% Increase/
	YTD 2Q08	YTD 2Q07	Decrease
Checks/ACH	55.3	60.3	(8.3)%
ATM	14.2	15.6	(9.0)%
Debit Card Purchases	99.3	94.1	5.5%

40.)         Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

41.)         Glossary of Terms (continued)

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

42.)         Source References

Slide: Corporate Profile

36th largest U.S. bank - Ipreo; 3/31/08

25th largest branch network - SNL Financial, LC; 2Q08

6th largest in campus card relationships - CR80News; Spring 2008

12th largest issuer of Visa Classic - Visa; 1Q08; ranked by sales volume

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

Slide: Dividend History

10-year compounded annual growth rate - Ipreo

Slide: Leasing and Equipment Finance

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

34th largest leasing company - The Monitor; 2008 Monitor 100

Slide: Card Revenue

12th largest issuer of Visa Classic - Visa; 1Q08; ranked by sales volume

13th largest issuer of Visa Commercial - Visa; 1Q08; ranked by sales volume

Slide: Return to Stockholders

Return to Stockholders - SNL Financial, LC and S&P